Exhibit 10.1

1,450,000 Shares

Pharmasset, Inc.

COMMON STOCK (PAR VALUE $0.001 PER SHARE)

PLACEMENT AGENCY AGREEMENT

July 14, 2008

July 14, 2008

To the Managers named in Schedule I hereto

      for the Placement Agents named in Schedule II hereto

Ladies and Gentlemen:

This Agreement confirms our understanding that Pharmasset, Inc., a Delaware corporation (the “Company”), hereby appoints the placement agents named in Schedule II hereto as its placement agents (the “Placement Agents”), for whom you are acting as managers (the “Managers”), in connection with the proposed sale to certain investors (the “Direct Offering”) of 1,450,000 shares of its Common Stock par value $0.001 per share (the “Shares”). On the basis of the representations and warranties contained herein, but subject to the terms and conditions set forth herein, the Placement Agents agree to use their best commercially practicable efforts to solicit and receive offers to purchase the Shares. Notwithstanding anything to the contrary contained in this Agreement, the Placement Agents shall have no obligation to purchase any of the Shares, or any liability to the Company if any prospective purchaser fails to consummate a purchase of any of the Shares. The shares of Common Stock par value $0.001 per share of the Company to be outstanding after giving effect to the placement of shares contemplated hereby are hereinafter referred to as the “Common Stock.” If the firm or firms listed in Schedule II hereto include only the Managers listed in Schedule I hereto, then the terms “Placement Agents” and “Managers” as used herein shall each be deemed to refer to such firm or firms.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to the securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”, and the related prospectus covering the Shelf Securities dated June 26, 2008 in the form first used to confirm sales of the Shares (or in the form first made available to the Placement Agents by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares in the form first used to confirm sales of the Shares (or in the form first made available to the Placement Agents by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the Basic Prospectus together with the free writing prospectuses, if any, each identified in Schedule I hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein. The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Placement Agents that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission.

(b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 2(a)), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through the Managers expressly for use therein.

(c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto forming part of the Time of Sale Prospectus, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect, on the condition, financial or otherwise, or on the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business of the Company (a “Material Adverse Effect”).

(e) The Company has no subsidiaries.

(f) The Company has not distributed and will not distribute, prior to the later of the Closing Date (as defined below) and the completion of the Placement Agents’ placement of the Shares, any offering material in connection with the placement of the Shares other than the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Placement Agents or included in Schedule III hereto or the Registration Statement.

(g) This Agreement has been duly authorized, executed and delivered by the Company.

(h) The authorized, issued and outstanding capital stock of the Company is as set forth in each of the Time of Sale Prospectus and the Prospectus. The Common Stock (including the Shares) conforms in all material respects to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no Company authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those described in the Time of Sale Prospectus and the Prospectus or options granted under the Company’s 2007 Equity Incentive Plan. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in each of the Time of Sale Prospectus and the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(i) The Company has filed a Notification Form: Listing of Additional Shares, with The Nasdaq Stock Market, LLC (“NASDAQ”).

(j) The Shares to be placed by the Placement Agents on behalf of the Company have been duly authorized for issuance and sale pursuant to any applicable Purchase Agreement (as defined below) and, when issued and delivered by the Company to prospective purchasers pursuant to any applicable Purchase Agreement on the Closing Date, will be validly issued, fully paid and nonassessable.

(k) The Company is not (i) in violation or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under its certificate of incorporation or by-laws, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (each, an “Existing Instrument”), or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable, except with respect to clause (ii) and (iii) only, for such Defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Time of Sale Prospectus and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any Default under the charter or by-laws of the Company, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, or require the consent of any other party to, any Existing Instrument, and (iii) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its or their properties. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Time of Sale Prospectus and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws, with NASDAQ and from the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(l) Except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, properties, operations or prospects, whether or not arising from transactions in the ordinary course of business of the Company (any such change is called a “Material Adverse Change”); (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of capital stock or repurchase or redemption by the Company of any class of capital stock.

(m) There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or (iii) relating to environmental or discrimination matters which would, individually or in the aggregate, have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

(n) The Company is not required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(o) Except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus, (i) the Company is not in violation of any federal, state, local or foreign law, regulation, order, permit or other requirement relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company is in violation of any Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company, now or in the past (collectively, “Environmental Claims”), pending or, to the Company’s knowledge, threatened against the Company or any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of law, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) to the Company’s knowledge, there are no past or present actions, activities, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Laws, require expenditures to be incurred pursuant to Environmental Laws, or form the basis of a potential Environmental Claim against the

Company or against any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of law, except as would not, individually or in the aggregate, have a Material Adverse Effect; and (iv) the Company is not subject to any pending or, to the Company’s knowledge, threatened proceeding under Environmental Law to which a governmental authority is a party and which is reasonably likely to result in monetary sanctions of $100,000 or more.

(p) None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any member of the Company that could have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by any member of the Company that could have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the Company’s most recently completed fiscal year; (ii) a material increase in the Company’s “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which any member of the Company may have any liability.

(q) There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(r) Neither the Company nor, to the knowledge of the Company, any director, officer, or employee of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company has conducted its business in compliance with the FCPA.

(s) There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

(t) Grant Thornton LLP (“Grant Thornton”), who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules, if any, filed with the Commission as a part of the Registration Statement and included in the Time of Sale Prospectus and the Prospectus, are independent public accountants with respect to the Company as required by the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable rules and regulations thereunder.

(u) The financial statements filed with the Commission as a part of the Registration Statement and included in the Time of Sale Prospectus and the Prospectus present fairly in all material respects the financial position of the Company as of and at the dates indicated and the results of its operations and cash flows for the periods specified on the basis stated therein. Such financial statements comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement.

(v) No labor dispute with the employees of the Company exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor dispute with the employees of any of its principal suppliers that could have a Material Adverse Effect.

(w) Except as described in the Time of Sale Prospectus and the Prospectus, the Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) that are necessary for the conduct of the Company’s business as now conducted or, in connection with its major product candidates, as proposed in each of the Time of Sale Prospectus and the Prospectus to be conducted. Except as set forth in the Time of Sale Prospectus and the Prospectus, (i) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property that would have a Material Adverse Effect; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property that would have a Material Adverse Effect; (iv) to the Company’s knowledge there is no pending or, threatened action, suit, proceeding or claim by others that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; (v) to the Company’s knowledge the Company has complied in all material respects with the terms of each agreement pursuant to which material Intellectual Property has been licensed to the Company, and all such agreements are in full force and effect; and (vi) to the Company’s knowledge, the product candidates described in the Time of Sale Prospectus and the Prospectus, if any, as under development by the Company fall within the scope of the claims of one or more patents or patent applications owned by, or exclusively licensed to, the Company, and nothing has come to the Company’s attention that causes it to believe that such patents are not valid or enforceable.

(x) The Company possesses such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business which, singly or in the aggregate, if not obtained, would have a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

(y) Except as set forth in the Time of Sale Prospectus and the Prospectus, the Company has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(w) above, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company. The real property, improvements, equipment and personal property held under lease by the Company are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company.

(z) The Company has filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and has paid all taxes required to be paid by it and, if due and payable, any similar assessment or related fine or penalty levied against it, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings. The Company has made appropriate provisions in the applicable financial statements referred to in Section 1(w) above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company has not been finally determined.

(aa) Except as described in the Time of Sale Prospectus and the Prospectus, the Company is insured with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for its business. All policies of insurance insuring the Company or its businesses, assets, employees, officers and directors are in full force and effect; and there are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

(bb) The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(cc) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd) Except as disclosed in the Time of Sale Prospectus and the Prospectus, since the end of the Company’s most recent audited fiscal year, (i) the auditors have not brought to the Company’s attention any material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) to the Company’s knowledge, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ee) Except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(ff) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, except as disclosed in the Time of Sale Prospectus and the Prospectus.

(gg) There is and has been no material failure on the part of the Company and, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”) that are applicable to the Company.

(hh) Except as disclosed in the Time of Sale Prospectus and the Prospectus, the Company (i) does not have any material lending relationship with any bank or lending affiliate of any Placement Agent and (ii) does not intend to use any of the proceeds from the sale of the Common Shares hereunder to repay any outstanding debt owed to any affiliate of any Placement Agent.

2. Fees. (a) For this assignment, the Placement Agents will charge the Company a placement fee (the “Placement Fee”) of 6% of the aggregate price at which the Shares are sold by the Company. The Placement Fee shall be payable in immediately available funds on the date (the “Closing Date”) the Company receives payment for the Shares under a definitive securities purchase agreement (the “Purchase Agreement”) between the Company and each purchaser (the “Purchaser”) of the Shares.

(b) The right of the Placement Agents to receive the fees set forth in this Section 2 shall survive the termination of this Agreement in accordance with Section 7 hereof.

3. Conditions to the Placement Agents’ Obligations. The several obligations of the Placement Agents are subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Time of Sale Prospectus as of the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Placement Agents shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 3(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Placement Agents shall have received on the Closing Date an opinion of Pepper Hamilton LLP, counsel for the Company, dated as of such Closing Date, substantially in the form attached as Exhibit B, the favorable opinion of in-house counsel for the Company, dated as of such Closing Date, substantially in the form attached as Exhibit C and the favorable opinion of Merchant & Gould P.C., patent counsel for the Company, dated as of such Closing Date, substantially in the form attached as Exhibit D.

(d) The Placement Agents shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Placement Agents, dated the Closing Date, in form and substance satisfactory to, and addressed to, the Placement Agents, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto), the Time of Sale Prospectus and other related matters as the Placement Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(e) The Placement Agents shall have received, on each of the date of the Purchase Agreement and the Closing Date, a letter dated the date of the Purchase Agreement or the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agents, from Grant Thornton LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Placement Agents with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than three days prior to the Purchase Agreement.

(f) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(g) On the Closing Date, the Placement Agents shall have received a certificate, executed by the Chief Financial Officer of the Company and dated the date hereof, substantially in the form attached as Exhibit E.

4. Covenants of the Company. The Company covenants with each Placement Agent as follows:

(a) To furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and to deliver to each of the Placement Agents during the period mentioned in Section 4(e) or 4(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

(c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d) Not to take any action that would result in a Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agent that the Placement Agent otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Placement Agents, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agents and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the placement of the Shares as in the opinion of counsel for the Placement Agents the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Placement Agent or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Placement Agents, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agents and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Placement Agents and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(h) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Shares (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Placement Agents and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 4(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agents in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Placement Agents incurred in connection with the review and qualification of the offering of the Shares by the FINRA, (v) all costs and expenses incident to listing the Shares on NASDAQ, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 6 entitled “Indemnity and Contribution” and the last paragraph of Section 7 below, the Placement Agents will pay all of their costs and expenses, including fees and disbursements of their counsel and any advertising expenses connected with any offers they may make.

(j) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been placed by the Placement Agents, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the placement of the Shares to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission;

(k) To prepare a final term sheet relating to the offering of the Shares, containing only information that describes the final terms of the offering in a form consented to by the Managers, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Shares.

The Company also covenants with each Placement Agent that, without the prior written consent of the Manager identified in Schedule I with the authorization to release this lock-up on behalf of the Placement Agents, it will not, during the restricted period set forth in Schedule I hereto, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The foregoing sentence shall not apply to (a) the Shares to be sold in the Direct Offering or (b) the Company’s issuance of shares of its Common Stock or options to purchase shares of its Common Stock, or Common Stock upon exercise of options, pursuant to the Company’s 1998 Stock Plan or 2007 Equity Incentive Plan. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify Morgan Stanley & Co. Incorporated of any earnings release, news or event that may give rise to an extension of the initial 90-day restricted period.

5. Covenants of the Placement Agents. Each Placement Agent severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Placement Agent that otherwise would not be required to be filed by the Company thereunder, but for the action of the Placement Agent

6. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Placement Agent, each person, if any, who controls any Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Placement Agent within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) relating to, arising out of or in connection with the Placement or (ii) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein. With respect to clause (i) above, the Company will not, however, be responsible for any losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of any Placement Agent. The Company also agrees that no Placement Agent shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the Direct Offering, except for any such liability for losses, claims, damages or liabilities with respect to clause (i) above incurred by the Company that are finally judicially determined to have resulted from the bad faith or gross negligence of such Placement Agent.

(b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Placement Agent contained in clause (ii), but only with reference to information relating to such Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

18

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a) or 6(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager authorized to appoint counsel under this Section set forth in Schedule I hereto, in the case of parties indemnified pursuant to Section 6(a), and by the Company, in the case of parties indemnified pursuant to Section 6(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the Company on the one hand and of the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total Placement Fee received by the Placement Agents bear to the aggregate public offering price of the Shares set forth in the Prospectus. The relative fault of the Company on the one hand and the Placement Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents’ respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Shares they have placed hereunder, and not joint.

(e) The Company and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Shares placed by it were offered to the public exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 6 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent, any person controlling any Placement Agent or any affiliate of any Placement Agent or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

7. Termination. The Placement Agents may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

8. Entire Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Placement Agents with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

9. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

10. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

11. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

12. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Placement Agents shall be delivered, mailed or sent to you at the address set forth in Schedule I hereto; and if to the Company shall be delivered, mailed or sent to the address set forth in Schedule I hereto.

[Remainder of page intentionally left blank. Signature pages follow.]

Very truly yours, Pharmasset, Inc.

By:	/s/ Kurt Leutzinger
	Name:	Kurt Leutzinger
	Title:	CFO

[Signature Page to Placement Agency Agreement]

Accepted as of the date hereof Morgan Stanley & Co. Incorporated Acting severally on behalf of themselves and the several Placement Agents named in Schedule II hereto.

By:	Morgan Stanley & Co. Incorporated

By:	/s/ John Tyree
	Name:	John Tyree
	Title:	Managing Director

[Signature Page to Placement Agency Agreement]

SCHEDULE I

Managers:

Manager authorized to release lock-up under Section 4:	Morgan Stanley & Co. Incorporated

Manager authorized to appoint counsel under Section 6(c):	Morgan Stanley & Co. Incorporated

Registration Statement File No.:	333-151749

Time of Sale Prospectus	1. Prospectus dated June 26, 2008 relating to the Shares 2. Term sheet dated July 14, 2008 relating to the Shares

Lock-up Restricted Period:	90 days

Title of Shares to be placed:	Common Stock par value $0.001 per share

Number of Shares:	1,450,000

Public Offering Price	$17.85 a share

Closing Date:	July 21, 2008

Closing Location:	Davis Polk & Wardwell 450 Lexington Avenue New York, New York 10017

Address for Notices to Placement Agents:	1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department

Address for Notices to the Company:	303-A College Road East, Princeton, NJ 08540, Attention: Bryce Roberts

I-1

SCHEDULE II

Placement Agent
Morgan Stanley & Co. Incorporated

Canaccord Adams Inc.

Cowen and Company, LLC

Leerink Swann LLC

II-1

EXHIBIT A

FORM OF LOCK-UP LETTER

July [    ], 2008

Morgan Stanley & Co. Incorporated

c/o Morgan Stanley & Co. Incorporated

1585 Broadway

New York, NY 10036

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) proposes to enter into a Placement Agency Agreement (the “Placement Agreement”) with Pharmasset, Inc., a Delaware corporation (the “Company”), providing for the registered direct offering (the “Direct Offering”) by the several Placement Agents, including Morgan Stanley (the “Placement Agents”), on behalf of the Company of                      shares (the “Shares”) of the Common Stock, $0.001 par value per share, of the Company (the “Common Stock”).

To induce the Placement Agents that may participate in the Direct Offering to continue their efforts in connection with the Direct Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Placement Agents, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus supplement relating to the Direct Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Direct Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (c) transfers of shares of Common Stock or any security convertible into Common Stock either during the undersigned’s lifetime or upon death by will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediate family, or (d) pursuant to any trading plan established pursuant to Rule 10b5-1 of the Exchange Act for the transfer of Shares of Common Stock that has been entered into by the undersigned prior to the date of this Agreement; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Placement Agents, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions. For the purposes of this paragraph, “immediate family” shall mean spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

If:

(1) during the last 17 days of the restricted period the Company issues a earnings release or material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period,

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or Morgan Stanley that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and the Placement Agents are relying upon this agreement in proceeding toward consummation of the Direct Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Direct Offering actually occurs depends on a number of factors, including market conditions. Any Direct Offering will only be made pursuant to a Placement Agreement, the terms of which are subject to negotiation between the Company and the Placement Agents.

Very truly yours,

(Name)

(Address)

EXHIBIT B

Form of Opinion of Counsel for the Company

Opinion of Pepper Hamilton LLP, counsel for the Company, to be delivered pursuant to Section 3(c) of the Placement Agreement.

References to the Prospectus in this Exhibit B include any supplements thereto at the Closing Date.

(i) The Company is a corporation validly existing and in good standing under the law of the State of Delaware with corporate power and authority under such law to conduct its business as described in the Prospectus.

(ii) The Company (a) has the corporate power to execute, deliver and perform the Placement Agreement and (b) has taken all corporate action necessary to authorize the execution, delivery and performance of the Placement Agreement.

(iii) The Placement Agreement has been duly executed and delivered by the Company.

(iv) The Shares have been duly authorized by the Company and, when issued and delivered as provided in the Placement Agreement, the Shares will be validly issued, fully paid and nonassessable, and the issuance of such Shares will not be subject to preemptive rights pursuant to the General Corporation Law of the State of Delaware, the certificate of incorporation or by-laws of the Company.

(v) The statements in each of the Time of Sale Prospectus and the Prospectus under the caption “Description of Capital Stock”, insofar as such statements constitute summaries of documents referred to therein, fairly summarize in all material respects the documents referred to therein. The statements in the Prospectus Supplement under the caption “Certain U.S. Federal Income Tax Considerations for Non-U.S. Holders”, insofar as such statements constitute summaries of legal matters referred to therein, fairly summarize in all material respects such legal matters.

(vi) No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, is required for the due execution, delivery or performance of the Placement Agreement and the issuance of the Shares, except as have been obtained and are in full force and effect under the Securities Act, or as may be required under the securities or blue sky laws of any jurisdiction in the United States in connection with the sale of the Shares.

(vii) The execution and delivery by the Company of the Placement Agreement do not, and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Placement Agreement, as to which no opinion need be rendered) will not (a) result in a violation of the Company’s certificate of incorporation or by-laws; (b) result in a violation of Generally Applicable Law, or any order, writ, judgment, injunction, decree, determination or award listed in Schedule A to such opinion, or (c) result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Company under, or result in require the creation of any lien upon or security interest in any property of the Company pursuant to the terms of, any agreement or document listed in Schedule A to such opinion.

(viii) The Company is not required to register as an investment company under the Investment Company Act of 1940, as amended.

(ix) The statements referenced on Schedule B to such opinion, insofar as such statements purport to summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus.

In addition, such counsel shall state that they have reviewed and participated in discussions concerning the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus with certain officers or employees of the Company, with its auditors, with you and your and representatives. The limitations inherent in the independent verification of factual matters and in the role of outside counsel are such, however, that such counsel cannot and does not assume any responsibility for the accuracy, completeness or fairness of the statements made in the Registration Statement, the Time of Sale Prospectus or the Prospectus, except as set forth in paragraph vii of such opinion addressed to you, dated the date hereof.

Such counsel shall also state that on [    ], 2008, a member of the staff of the Commission informed such counsel orally that no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act. To the knowledge of such counsel, no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

Such counsel also advises you that, subject to the limitations set forth in the preceding paragraph, on the basis of the information such counsel gained in the course of performing the services referred to above, each of the Registration Statement and the Prospectus (other than the financial statements and other financial data included therein or omitted therefrom, as to which such counsel expresses no opinion) appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and no facts came to such counsel’s attention which gave such counsel reason believe that (i) the Registration Statement (other than the financial statements and other financial data derived therefrom contained therein or omitted therefrom, as to which such counsel has not been requested to comment), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (ii) the Time of Sale Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom, as to which such counsel has not been requested to comment), at the applicable time or on the date of such opinion, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, or (iii) the Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom, as to which such counsel has not been requested to comment), as of its date or the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the New York Corporation Law or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Date shall be reasonably satisfactory in form and substance to the Placement Agents, shall expressly state that the Placement Agents may rely on such opinion as if it were addressed to them and shall be furnished to the Placement Agents) of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Placement Agents; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

Schedule B to Opinion of Counsel for the Company

We have reviewed certain information under the following captions:

•

“Risks Related to Our Business – Risks Related to Drug Discovery, Development and Commercialization – We are subject to significant regulatory requirements, which could delay, prevent or limit our ability to market our product candidates, including clevudine, Racivir, R7128 and DFC;”

•

“Risks Related to Our Business – Risks Related to Drug Discovery, Development and Commercialization – Our product candidates must undergo rigorous clinical trials, the results of which are uncertain and could substantially delay or prevent us from bringing drugs to market;”

•

“Risks Related to Our Business – Risks Related to Drug Discovery, Development and Commercialization – Delays in clinical trials could result in increased costs to us and delay our ability to obtain regulatory approval and commercialize our product candidates;”

•

“Risks Related to Our Business – Risks Related to Drug Discovery, Development and Commercialization – Failure to recruit and enroll patients for clinical trials may cause the development of our product candidates to be delayed;”

•

“Risks Related to Our Business – Risks Related to Drug Discovery, Development and Commercialization – Our product candidates may have undesirable side effects when used alone or in combination with other products that prevent their regulatory approval or limit their use if approved;”

•

“Risks Related to Our Business – Risks Related to Drug Discovery, Development and Commercialization – Even if we obtain regulatory approvals, our marketed drugs will be subject to ongoing regulatory review. If we fail to comply with continuing U.S. and foreign regulations, we could lose our marketing approvals and our business would be seriously harmed;”

•

“Risks Related to Our Business – Risks Related to Drug Discovery, Development and Commercialization – We and our collaborators will be subject to stringent federal, state and foreign regulation of sales and marketing of any approved drug candidate and a failure to comply with these regulations could result in substantial penalties;”

•

“Risks Related to Our Business – Risks Related to Our Dependence on Third Parties – We and our collaborators depend on third parties to conduct our clinical trials, which may result in costs and delays that prevent us from obtaining regulatory approval or successfully commercializing our product candidates;”

•

“Risks Related to Our Business – Risks Related to Our Dependence on Third Parties – If parties on whom we rely to manufacture our products or product candidates do not manufacture the active pharmaceutical ingredients or finished products of satisfactory quality, in a timely manner, in sufficient quantities or at an acceptable cost, a clinical development and commercialization of our product candidates could be delayed;” and

•	“Business – Government Regulation – Pharmaceutical Regulation in the United States”

(collectively, the “FDA Regulatory Sections”) in the Company’s prospectus supplement dated July     , 2008 (the “Prospectus”), forming a part of the Company’s Registration Statement on Form S-3, (Registration No. 333-151749).

EXHIBIT C

Form of Opinion of In-house Counsel for the Company

Opinion of in-house counsel for the Company to be delivered pursuant to Section 3(c) of the Placement Agreement.

References to the Prospectus in this Exhibit C include any supplements thereto at the Closing Date.

(i) The Company’s authorized equity capitalization is as set forth in the Prospectus. The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conform to the descriptions thereof set forth in the Prospectus. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable.

(ii) To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein or in the Time of Sale Prospectus.

(iii) Except as disclosed in the Prospectus, to the best knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Placement Agreement, except for such rights as have been duly waived.

(iv) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(v) The statements in each of the Time of Sale Prospectus and the Prospectus under the headings “Description of Capital Stock” and “Certain Relationships and Related Party Transactions and in Items 14 and 15 of the Registration Statement, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(vi) To the best knowledge of such counsel, the Company (A) is not in violation of any statute, law, rule, judgment, regulation, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties or (B) is not in Default in the performance or observance

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of any obligation, agreement, covenant or condition contained in any material Existing Instrument, except with respect to this clause (B) only, for such Defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(vii) The Company possesses such valid and current licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such license, certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

(viii) To the best knowledge of such counsel, the Company is not in violation of its charter or by-laws.

(ix) Except as disclosed in the Time of Sale Prospectus and the Prospectus, to such counsel’s knowledge, the Company has not received any notice of infringement of, and to the best of such counsel’s knowledge, there is no infringement of Intellectual Property Rights of others, which infringement would, singly or in the aggregate, have a Material Adverse Effect. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described in all material respects. To such counsel’s knowledge, none of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons.

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EXHIBIT D

Form of Opinion of Patent Counsel for the Company

Opinion of Merchant & Gould P.C., patent counsel for the Company, to be delivered pursuant to Section 3(c) of the Placement Agreement.

(i) Nothing has come to our attention causing us to believe that the statements relating to patents and patent applications owned or licensed by the Company (the “Company Patents”) of which we are aware and for which we are responsible, or relating to patents or other intellectual property rights owned by third parties, included in the Time of Sale Prospectus and the Prospectus under the headings “Risk Factors – Risks Related to Our Intellectual Property” and “Business – Intellectual Property” contain any untrue statement of material fact or fail to state any material fact necessary to make the statements therein not misleading.

(ii) To the best of our knowledge and reasonable belief, the Company owns or otherwise possesses sufficient rights under all material Intellectual Property of which we are aware, that is currently employed by the Company in connection with the business now operated by it, or that is necessary for the manufacture, use or sale of its presently proposed products as described in the Time of Sale Prospectus and the Prospectus.

(iii) To the best of our knowledge, the Company has not received any communication or notice alleging any act of infringement of any third party patents by the Company.

(iv) To the best of our knowledge and reasonable belief, the claims of all issued, unexpired U.S. Company Patents of which we are aware and for which we are responsible, are valid and enforceable under the U.S. patent laws.

(v) To the best of our knowledge, no interference, reexamination, or other judicial or administrative proceeding pertaining to the validity, enforceability, or scope of the Company Patents of which we are aware and for which we are responsible, has been threatened or declared.

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EXHIBIT E

Form of Chief Financial Officer’s Certificate

July [    ], 2008

I, Kurt Leutzinger, do hereby certify that I am the Chief Financial Officer of Pharmasset, Inc., a Delaware company (the “Company”) and, in my capacity as Chief Financial Officer, do hereby certify that:

1.	I am providing this certificate in connection with the offering (the “Offering”) by the Company of an aggregate of shares of its common stock (the “Common Stock”) as described in that certain Registration Statement on Form S-3 (No. 333-151749), including the prospectus filed with the Securities and Exchange Commission (the “SEC”) on July , 2008 (the “Registration Statement”).

2.	I am familiar with the accounting, operations and records systems of the Company.

3.	I have reviewed (1) the audited consolidated balance sheet as of December 31, 2004, and September 30, 2005, (2) the unaudited consolidated balance sheet as of December 31, 2003, (3) the audited consolidated statements of operations and comprehensive net (loss) profit, redeemable stock and warrants, stockholders’ (deficit) equity, and cash flows for the years ended December 31, 2003 and 2004, and for the nine months ended September 30, 2005 and (4) the independent auditor’s report covering such audited financial statements, issued by Deloitte & Touche LLP on May 5, 2006 and issued by Ernst & Young LLP on June 11, 2004.

To my knowledge, the audited financial statements described in this paragraph 3: (a) comply as to form in all material respects with the applicable accounting requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and (b) present fairly, in all material respects, the financial condition of the Company and its results of operations, comprehensive net (loss) profit, redeemable stock and warrants, stockholders’ (deficit) equity, and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis.

4.

I have supervised the compilation of and reviewed the circled information contained on the attached Exhibit A, which is included and/or incorporated by reference into the Registration Statement. I have performed the following procedures with

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respect to the circled information identified on Exhibit A, which were applied as indicated below and, to my knowledge, such information is accurate in all material respects:

A. Compared the amount to, or recalculated such amount from, the Company’s audited consolidated financial statements or related notes to the audited consolidated financial statements and found it to be in agreement.

B. Compared the amount to, or recalculated such amount from, the Company’s unaudited consolidated financial statements or related notes to the unaudited consolidated financial statements and found it to be in agreement.

C. Compared the amount to, or recalculated such amount from, the Company’s general ledger or other accounting books and records for periods indicated and found it to be in agreement.

D. Compared the amount to, or recalculated such amount from, a schedule or report prepared by the Company from the Company’s accounting records and found it to be in agreement.

This certificate is being furnished to Morgan Stanley & Co. Incorporated, as representative of the Placement Agents for the Offering, solely to assist in conducting their investigation of the Company and its subsidiary in connection with the Offering. This certificate shall not be used, quoted or otherwise referred to without the prior written consent of the Company.

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